Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Supplement dated January 29, 2016 to the Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information ("SAI") of each of the above-referenced Funds (each, a "Fund"), each dated July 29, 2015, and is in addition to any other supplements.

Effective March 24, 2016:

The following information is added to the sections titled “More About Your Account” in each Prospectus and “How to Buy Shares” in each SAI:

Effective as of the close of the New York Stock Exchange (“NYSE”) on March 24, 2016 (the “Closing Date”), the Fund will no longer accept purchase orders from new investors and shareholders of other Oppenheimer funds will no longer be able to exchange shares of other funds into the Fund, subject to the following exceptions:

•	Existing shareholders of the Fund can continue to purchase new shares of the Fund, exchange shares of other funds into the Fund, and make purchases through dividend and capital gain reinvestments.

•	Existing shareholders of the Fund in broker/dealer advisory-fee programs can continue to purchase shares and exchange into the Fund. Existing broker/dealer advisory-fee programs can add new shareholders (except for group retirement plans as described below). The Fund will not be permitted to be added new broker/dealer advisory-fee platforms.

•	Existing registered investment advisor (“RIA”) and bank trust firms that have an investment allocation to the Fund in a fee-based advisory account, can continue to add new clients, purchase shares, and exchange into the Fund except for group retirement plans described below. The Fund will not be available to new RIA and bank trust firms.

•	Existing shareholders of the Fund in group retirement plans can continue to purchase shares of the Fund and exchange into the Fund. Group retirement plans may include but are not limited to defined contribution (DC), 401(k) (including “Single K”), 403(b), pension and profit sharing plans, defined benefit plans (including “Single DB Plus”), SIMPLE IRAs and SEP IRAs. The Fund will be closed to new group retirement plans and new participants in existing plans.

•	Existing shareholders investing in self-directed brokerage accounts can continue to purchase shares of the Fund and exchange into the Fund. The Fund will be closed to new shareholders investing in self-directed brokerage accounts.

•	The Fund reserves the right, in its discretion, to accept purchases and exchanges from institutional investors which may include, among others, corporations, endowments, foundations and insurance companies.

Existing shareholders as of the Closing Date who later sell all of their shares of the Fund will not be permitted to establish new accounts in the Fund unless such purchase is through an exception listed above.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Fund’s investment adviser and its affiliates, its parent company and the subsidiaries of its parent company will not be permitted to establish a new account of the Fund after the Closing Date unless such purchase is through an exception listed above.

January 29, 2016	PS0000.143